SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported)     June 14, 2004
                                                         -----------------------


                             DPAC TECHNOLOGIES CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        California                    0-14843                    33-0033759
----------------------------   -------------------------   ---------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

7321 Lincoln Way, Garden Grove, California                    92641
--------------------------------------------------------------------------------
 (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code          (714) 898-0007
                                                        ------------------------

                                 Not Applicable
                               ------------------
         (Former Name or former address, if changed, since last report)





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Item 2.       Acquisition Or Disposition Of Assets

We have recently disposed of all of our patents and patent applications related to memory stacking. The sale was to an affiliate of Staktek. This sale includes all of our memory stacking patents and patent applications, which are related to LP-Stack(TM) technology.

Under the agreement we will continue to accept agreed upon orders for LP Stacks subject to material and capacity availability through July 30, 2004. No orders will be accepted beyond this date. All orders will be scheduled for shipment no later than August 6, 2004. As of that date, our memory-stacking operations shall have been discontinued.

Item 5.       Other Information and Regulation FD Disclosure

An element in our decision to sell DPACs stacking patents to Staktek is DPAC's transition from memory stacking products to wireless technology.

The agreement which effected the purchase and sale is attached hereto as Exhibit 10.14.

Such agreement provides for the Registrant to receive $600,000 in cash, and approximately $100,000 for inventory, determined at August 6, 2004.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits.

                   10.14 Terms of Sales Agreement Between DPAC Technologies Corp. and Staktek Group L.P.


                   99.1 News Release dated June 14 relating to Registrants sale of DPAC's packaged stacking patents and patent applications to Staktek Holdings, Inc.


Item 9.       Regulation FD Disclosure

         Staktek Holdings, Inc. (Nasdaq: STAK) issued a news release dated, June 14, 2004, entitled - Staktek Purchases Stacking Patents from DPAC Technologies, which is incorporated into this Item 9 by this reference. THIS ITEM 9 IS MERELY FURNISHED TO THE SEC AND IS NOT CONSIDERED FILED WITH THE SEC. THIS ITEM IS NOT INCORPORATED INTO ANY FILING WITH THE SEC REGARDLESS OF ANY REFERENCE THEREIN OF THIS FORM 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DPAC TECHNOLOGIES CORP.
                                              (Registrant)



Date:    June 14, 2004               By: /s/  Kim Early
                                              ----------------------------------
                                              Kim Early,
                                              Chief Executive Officer

                             DPAC TECHNOLOGIES CORP.

                                INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
10.14                         Terms of Sale Agreement Between DPAC Technologies
                              Corp. and Staktek Group L.P.

99.1 Staktek News Release dated June 14, 2004 relating to the Registrant's sale of DPAC's packaged stacking patents and patent applications to Staktek Holdings, Inc.